MERIDIAN FUND, INC.®

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Contrarian Fund®

Meridian Small Cap Growth Fund®

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 28, 2014 to the

Prospectus dated November 1, 2013, as further supplemented from time to time

The section entitled “Legacy Class Shares” appearing on page 31 of the Prospectus is hereby deleted and replaced in its entirety by the following:

Legacy Class Shares

Effective as of March 1, 2014, Legacy Class shares of each Fund will not be offered to the public, except under certain limited circumstances. The Board of Directors reserves the right to modify the terms under which Legacy Class shares of any Fund are made available at any time subject to such considerations as it deems appropriate.

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Effective as of March 1, 2014, “Institutional Class” shares of each Fund are renamed “Investor Class” shares. Accordingly, all references to “Institutional Class” shares in the Prospectus are hereby deleted as of the aforementioned date and replaced with the term “Investor Class”. In addition, the minimum initial investment amounts for such Investor Class shares (formerly, “Institutional Class” shares), and all references in the Prospectus thereto, are hereby amended to $99,999.00. All other information pertaining to such shares remain in full force and effect.

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Effective as of March 1, 2014, the last sentence of the first paragraph under the heading “Short-Term Trading Policy” appearing on page 37 of the Prospectus (beginning with “[t]he short-term redemption fee does not apply . . .”) is hereby deleted and replaced in its entirety by the following:

The short-term redemption fee does not apply to:

(1)	shares acquired through reinvestment of dividends and other Fund distributions;

(2)	systematic purchases and redemptions;

(3)	required distributions or return of excess contributions from retirement accounts;

(4)	certain hardship situations such as death or disability;

(5)	redemptions from certain accounts held through intermediaries that have entered into an agreement with the Fund or its Distributor (Destra Capital Investments), including (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers’ accounts (e.g., certain omnibus accounts where redemptions cannot be tracked to the individual shareholder); or

(6)	circumstances that may fall within the Funds’ short-term trading prohibitions, but which a Fund may determine in its sole discretion, including, but not limited to, limited waivers of redemption fees in order to comply with the safe harbor for “qualified investment alternatives” under the Pension Protection Act of 2006.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MERIDIAN FUND, INC.®

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Contrarian Fund®

Meridian Small Cap Growth Fund®

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 28, 2014 to the

Statement of Additional Information (“SAI”)

dated November 1, 2013, as further supplemented from time to time

The following is hereby inserted on page 32 of the SAI, immediately preceding the section entitled “Pricing of Fund Shares”:

Effective as of March 1, 2014, Legacy Class shares of each Fund will not be offered to the public, except under certain limited circumstances including, but not limited to, the following:

•	Direct purchases by certain institutional accounts, such as endowments, foundations, corporate plans and public plan investors, which are (i) in the amount of $2,000,000 or greater, and (ii) not subject to any platform, sub-accounting, administrative or networking fees;

•	Purchases by shareholders having an investment in any Fund as of the date above and who have continuously maintained an investment in such Fund as of the date of the proposed purchase of Legacy Class shares; or

•	Purchases by employees and officers of the Investment Adviser and Meridian, as well as Directors of the Funds.

The Board of Directors reserves the right to modify the terms under which Legacy Class shares of any Fund are made available at any time subject to such considerations as it deems appropriate.

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Effective as of March 1, 2014, “Institutional Class” shares of each Fund are renamed “Investor Class” shares. Accordingly, all references to “Institutional Class” shares in the SAI are hereby deleted as of the aforementioned date and replaced with the term “Investor Class”. In addition, the minimum initial investment amounts for such Investor Class shares (formerly, “Institutional Class” shares), and all references in the SAI thereto, are hereby amended to $99,999.00. All other information pertaining to such shares remain in full force and effect.

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Effective as of March 1, 2014, the section appearing under the heading “Disclosure of Portfolio Holdings” on pages 12 to 13 of the SAI is hereby deleted in its entirety and replaced with the following:

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a portfolio holdings disclosure policy (the “Portfolio Disclosure Policy”) for the Funds as outlined below.

Public Disclosure Policy

The Funds will disclose their portfolio holdings as follows on the Meridian Funds’ website:

•	Top 10 Holdings — on a monthly basis, no earlier than 5 business days following month end

•	Complete portfolio holdings — on a calendar quarter basis, no earlier than 30 days after each quarter-end

The Funds will also disclose complete portfolio holdings on a quarterly basis in the Annual and Semi-Annual reports, which are mailed to existing shareholders and prospective shareholders on request, and first and third quarter reports on Form N-Q, which, along with the Annual and Semi-Annual reports, are available at www.sec.gov. Such reports are usually filed with the SEC between 30 and 60 days after quarter-end.

Non-Public Disclosure Policy

The Funds may disclose holdings more frequently to unaffiliated and affiliated parties to enable such persons or entities to provide services to the Funds or to meet any requirements under applicable laws, rules or regulations. Such parties include, but are not limited to, the Board, fund counsel, the Funds’ independent registered public accounting firm, distributor, transfer agent, accounting services provider and custodian, proxy agent, and the Adviser’s third party shadow accounting agent and trade order management vendor.

Such disclosures may include a partial or complete listing of portfolio holdings and are provided as frequently as necessary, including daily, to enable those parties to provide services to the Funds.

Parties not meeting the conditions outlined above would require the authorization of an appropriate Officer of the Funds, and would require a determination that such disclosure would be in the best interest of shareholders.

Restrictions on Use of Portfolio Holdings

The Funds, the Adviser and their affiliates shall receive no compensation or other consideration with respect to any such disclosures.

Recipients of portfolio holdings information will be required to keep the disclosed portfolio holdings information confidential and to use it only for legitimate business purposes.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE